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                   VANGUARD(R) INTERNATIONAL STOCK INDEX FUNDS
                          VANGUARD(R) EMERGING MARKETS
                                STOCK INDEX FUND
               SUPPLEMENT TO THE PROSPECTUS DATED AUGUST 13, 2001


The Select Emerging Markets Free Index, the benchmark index for Vanguard Emerging Markets Stock Index Fund, has changed its composition. The Index, which is administered for Vanguard by Morgan Stanley Capital International, has added securities from China and Taiwan to reflect both the increased levels of liquidity and market capitalization achieved by these markets and an easing of restrictions on foreign investors.
     The Select Emerging Markets Free Index now includes approximately 480 common stocks located in emerging markets around the world--mostly in South Korea, South Africa, and Taiwan (which currently make up 20%, 18%, and 16%, respectively, of the Index's market capitalization). Other countries represented in the Index include Argentina, Brazil, China, the Czech Republic, Hungary, Indonesia, Israel, Mexico, the Philippines, Poland, Thailand, and Turkey.
     Because of the Index's weighting in South Korea, South Africa, and Taiwan, the Fund has a higher degree of country risk than that of more geographically diversified international funds.






















(C)2001 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                     PSMSC13 122001